GRAHAM CORPORATION
20 Florence Avenue
Batavia, New York 14020




Notice of Annual Meeting of Stockholders to be held May 11, 1995




    The Annual Meeting of Stockholders (the "Annual Meeting") of Graham Corporation("Graham") will be held at the Industrial Management Council, 930 East Avenue,Rochester, New York on Thursday, May 11, 1995 at 11:00 a.m. for the following purposes:

1. To elect two directors to hold office until the Annual Meeting of Stockholders in 1998;

2. To ratify the appointment of Deloitte & Touche as Graham's independent accountants for the fiscal year ending December 31, 1995; and

3. To transact such other business as may properly come before the meeting.

    Stockholders of record at the close of business on March 24, 1995 are entitled to notice of, and to vote at, the Annual Meeting.

    A complete list of stockholders entitled to be present and to vote at the Annual Meeting will be open for examination by any stockholder, for any purpose germane to the Annual Meeting, for a period of ten days prior to the Annual Meeting, during ordinary business hours, at Graham's offices at 20 Florence Avenue, Batavia, New York 14020.

       You are cordially invited to attend the Annual Meeting, but, whether you plan to attend the meeting or not, please date and sign the enclosed Proxy Card and mail it promptly in the enclosed return envelope. No postage is required for mailing in the United States. If you do attend, you may, of course, vote in person.

By Order of the Board of Directors


s\ Cornelius S. Van Rees


CORNELIUS S. VAN REES
Secretary

March 27, 1995

GRAHAM CORPORATION
20 Florence Avenue
Batavia, New York 14020

PROXY STATEMENT


ANNUAL MEETING OF STOCKHOLDERS
May 11, 1995


GENERAL INFORMATION

General
    This Proxy Statement and accompanying Proxy Card are furnished in connection with the solicitation by the Board of Directors of Graham Corporation ("Graham" or the "Company") of proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Industrial Management Council, 930 East Avenue, Rochester, New York on Thursday, May 11, 1995 at 11:00 a.m., and at any adjournment thereof, for the purposes set forth in the preceding Notice of Annual Meeting of Stockholders. The approximate date of the initial mailing of this Proxy Statement is March 27, 1995.

Record Date and Voting
    At the close of business on March 1, 1995 there were 1,051,499 shares of Graham's common stock outstanding. Stockholders of record at the close of business on March 24, 1995 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or adjournments thereof. The holder of each share of Graham's common stock outstanding at the close of business on March 24, 1995 will be entitled to one vote for each share held of record at the close of business on March 24, 1995 on each matter properly submitted at the Annual Meeting and at any adjournment thereof. The minimum vote required for election of a nominee for director is a plurality of the votes cast by the holders of shares certified to vote at the meeting. The minimum vote required for approval of any other matter before the meeting is a majority of the votes cast by the holders of shares entitled to vote.

Proxy Cards
    If Graham receives the enclosed Proxy Card, properly executed, in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed Proxy Cards with no instructions marked thereon will be voted FOR each of the nominees for election as directors and FOR the ratification of appointment of auditors set forth in the preceding Notice of Annual Meeting.

Revocability of Proxies
    The presence of a stockholder at this Annual Meeting will not automatically revoke such stockholder's proxy. However, a stockholder may revoke a Proxy at any time prior to its exercise by (1) delivering to the Secretary of Graham a written notice of revocation prior to the Annual Meeting,
(2) delivering to the Secretary of Graham a duly executed Proxy bearing a later date, or (3) attending this Annual Meeting, filing a written notice of revocation with the Secretary of the Annual Meeting, and voting in person.

Solicitation of Proxies
    In addition to solicitation by mail, directors, officers and employees of Graham and its subsidiaries may solicit proxies for this Annual Meeting from the stockholders of Graham personally or by telephone or telegram without additional remuneration therefor. Graham will also provide persons holding shares in their names or in the names of nominees, which in either case are beneficially owned by others, proxy material for transmittal to such beneficial owners and will reimburse such record owners for their expenses in doing so. The cost of soliciting proxies for the Annual Meeting will be borne by Graham. No funds will be paid to any professional solicitor in connection with this Annual Meeting.

PRINCIPAL STOCKHOLDERS

    The following table sets forth information as to the beneficial ownership of Graham's common stock of each person or group who, as of March 1, 1995, to the knowledge of Graham based on information supplied by the holders involved, beneficially owned more than 5% of Graham's outstanding common stock.

                                        Amount         Percent of
Name and Address of                     Beneficially   Outstanding
Beneficial Owner                        Owned          Shares

Frederick D. Berkeley(1)                241,378(3)     21.6%

Frederick D. Berkeley and
  Alvin L. Snyder, Trustees under
  an agreement dated September 3,
  1985 for the Graham Retirement
  Income Plan(1)                        70,425(2)      6.3%

William Ehrman, Frederic
  Greenberg, Frederick Ketcher,
  Salvatore P. DiFranco, Jr., Jonas
  Gerstl, EGS Associates, L.P.,
  E.G.S. Partners, L.P.
  and BEV Partners, L.P., Jonas
  Partners, L.P.(4)                     94,000         8.4%

FMR Corp.(5)                            83,800         7.5%
Employee Stock Ownership Plan of
  Graham Corporation(1)                 87,454         7.8%
All directors and executive officers
  as a group                            291,761(6)     26.1%


(1) Address:  c/o Graham Corporation, 20 Florence Avenue, Batavia, New York
    14020.

(2) Messrs. Berkeley and Snyder share voting powers with respect to these shares with each other and share dispositive power with respect to these shares with members of Graham's Board of Directors.

(3) Includes the shares described in footnote (2). Also includes 10,800 shares which Mr. Berkeley may acquire within 60 days upon exercise of stock options and 732 shares held by Chemical Bank as trustee for the Employee Stock Ownership Plan Trust ("ESOP Trustee") and allocated to Mr. Berkeley's account as to which Mr. Berkeley has sole voting power but no dispositive power except in limited circumstances. Excluded from Mr. Berkeley's shareholdings as described in this table are 64,678 shares of common stock held by the ESOP Trustee and not allocated to any individual's account, as to which Mr. Berkeley shares voting power and limited dispositive power with all other ESOP participants.

(4) Address: 100 East 42nd Street, New York, New York 10017. The information provided is based on a Schedule 13D filed with the Securities and Exchange Commission, as amended.

(5) Address: 82 Devonshire Street, Boston, Massachusetts 02109. The information provided is based on a Schedule 13G filed with the Securities and Exchange Commission, as amended.

(6) Includes 35,750 shares which members of the group may acquire within 60 days upon exercise of stock options.


ELECTION OF DIRECTORS

    At the Annual Meeting two directors will be elected, each to hold office until the 1998 Annual Meeting and thereafter until the election and qualification of his successor. Unless otherwise instructed as provided on the accompanying Proxy Card, the persons named therein will vote the shares represented by the proxies received by them for the nominees listed below, reserving, however, discretion to vote for the election of any substitute nominated by the Board of Directors in the event any nominee is unable or unwilling to serve.

    Director Richard M. Armstrong has announced his retirement from the Board of Directors upon the expiration of his current term.

    The following table sets forth information with respect to the nominees and those directors whose terms will continue after the Annual Meeting.

Nominees:
                                                      Number of
                                          Years       Shares Owned
                                 Current  Served      Beneficially, Percent of
                 Principal       Term     as a        as of         Outstanding
Name        Age  Occupation(1)   Expires  Director(2) March 1, 1995 Shares
Jerald D.
 Bidlack    59   President,      1995     10          5,500(3)*
                 Griffin
                 Automation,
                 Inc.; previously
                 Vice Chairman,
                 Moog Inc. and
                 President,
                 International
                 Group

Philip S.
 Hill(4)    73   Partner,Hill,   1995     27          23,567(5)     2.11%
                 Ullman &
                 Erwin, Attorneys

Directors with Terms Continuing
After the 1995 Annual Meeting

                                                      Number of
                                          Years       Shares Owned
                                 Current  Served      Beneficially, Percent of
                 Principal       Term     as a        as of         Outstanding
Name        Age  Occupation(1)   Expires  Director(2) March 1, 1995 Shares

Frederick   66   Chairman,       1997     40          241,378(6)    21.6%
 D. Berkeley(4)  President and
                 Chief Executive
                 Officer of
                 Graham (7)

Alvaro      51   President and   1997     2           9,798(8)      *
 Cadena          Chief Operating
                 Officer, Graham
                 Manufacturing
                 Co., Inc.; Vice
                 President of
                 Graham

Robert L.   70   Chairman of     1996     14          4,200(3)      *
 Tarnow          Goulds Pumps,
                 Inc.

Cornelius   65   Of Counsel to   1996     26          4,700(3)      *
 S. Van Rees     Thacher
                 Proffitt &
                 Wood, Attorneys;
                 previously
                 partner in
                 Thacher Proffitt
                 & Wood

All Directors and                                     291,761(9)2   26.1%
 executive officers
 as a group

*  Less than 1% of the outstanding shares of common stock.

(1) In addition, certain Graham directors presently serve on the boards of other companies which have securities registered under Section 12 of the Securities Exchange Act of 1934:
    Mr. Bidlack:  Bush Industries, Inc.
    Mr. Tarnow: Bausch & Lomb, Goulds Pumps, Inc., Raymond Corp. and Utica Mutual Insurance Company.

(2) Includes the number of years served as director of Graham Manufacturing Co., Inc., the predecessor of Graham.

(3) Includes 4,000 shares which may be acquired within 60 days upon exercise of stock options.

(4) Messrs. Berkeley and Hill are brothers-in-law.

(5) Includes 4,000 shares which may be acquired within 60 days upon exercise of stock options. Mr. Hill disclaims beneficial ownership with respect to 19,567 of these shares, which are owned by his wife.

(6) Includes 70,425 shares owned jointly as co-trustee with Mr. A. L. Snyder under a trust agreement dated September 3, 1985 for the Graham Retirement Income Plan as to which Mr. Berkeley shares voting power with Mr. Snyder and dispositive power with members of Graham's Board of Directors, 10,800 shares which may be acquired within 60 days upon exercise of stock options and 732 shares held by Chemical Bank as trustee for the Employee Stock Ownership Plan Trust ("ESOP Trust") and allocated to Mr. Berkeley's account as to which Mr. Berkeley has sole voting power but no dispositive power except in limited circumstances. Excluded from Mr. Berkeley's shareholdings are 64,678 shares of common stock held by the ESOP Trustee and not allocated to any individual's account, as to which Mr. Berkeley shares voting power and limited dispositive power with all other ESOP participants.

(7) Mr. Berkeley served as Chairman, President and Chief Executive Officer of Graham's predecessor, Graham Manufacturing Co., Inc., until 1983.

(8) Includes 7,350 shares that may be acquired within 60 days by exercising stock options and 536 shares held by the ESOP Trustee as to which Mr. Cadena has sole voting power but no dispositive power except in limited circumstances.

(9) Includes 35,750 shares which may be acquired within 60 days upon exercise of stock options and 1,359 shares held by Chemical Bank as trustee for the ESOP Trustee and allocated to each individual's account as to which each individual has sole voting power but no dispositive power except in limited circumstances. Excluded from these shareholdings are 64,678 shares of common stock held by the ESOP Trustee and not allocated to any individual's account, as to which the ESOP participants have shared voting but no dispositive power except in limited circumstances.




BOARD MEETINGS AND COMMITTEES OF THE BOARD

    During 1994, the Board of Directors of Graham held a total of four meetings. Graham's Board of Directors has four committees, as follows:

1.  Executive Committee
    Between meetings of the Board of Directors, the Executive Committee has all of the powers of the Board to manage and direct all the business and affairs of Graham, so far as such may be legally delegated and except as may be limited from time to time by resolution of the Board. The members of the Executive Committee are Messrs. Berkeley (Chairman), Hill and Van Rees. The Executive Committee of Graham held seven meetings during 1994.

2.  Audit Committee
    It is the duty of the Audit Committee to recommend the auditors for Graham's annual audit to the full Board of Directors, to meet and discuss directly with Graham's auditors their audit work and related matters and to carry out such investigations and make such reports to the Board of Directors with respect both to the external and internal auditing procedures and affairs of Graham as the Audit Committee deems necessary or advisable. The members of the Audit Committee are Messrs. Armstrong (Chairman), Bidlack, Hill, Tarnow and Van Rees. The Audit Committee of Graham held two meetings during 1994.

3.  Compensation Committee
    The Compensation Committee has authority to (a) review and determine annually salaries, bonuses and other forms of compensation paid to the Company's executive officers and management; (b) construe the provisions of and administer the 1981 Common Stock Incentive Plan; and (c) select recipients of awards of incentive stock options and non-qualified stock options, establish the number of shares and other terms applicable to such awards, and construe the provisions of and generally administer the 1989 Stock Option and Appreciation Rights Plan. The members of the Compensation Committee are Messrs. Bidlack (Chairman), Armstrong, Hill, Tarnow and Van Rees. The Compensation Committee of Graham held two meetings during 1994.

4.  Employee Benefits Committee
    The Employee Benefits Committee reviews the performance of the Plan Administrator of Graham's Retirement Income Plan, Incentive Savings Plan, Group Hospitalization Plan, Medical Plan, Major Medical Plan, Life Insurance Plan, Long-Term Disability Plan, Employee Stock Ownership Plan and any other employee benefit plan maintained by Graham for which a named fiduciary is designated.
The Committee reviews and reports to the Board on the performance of the Incentive Savings Plan trustee and the Retirement Income Plan trustee in investing, managing and controlling plan assets. It has authority to establish a funding policy and method consistent with the objectives of the Retirement Income Plan, to recommend changes in the plans, changes in any plan trustee or administrator, and subject to the further action of the Board, to amend any of the plans, other than the Retirement Income Plan and the Incentive Savings Plan.

    The members of the Employee Benefits Committee are Messrs. Berkeley (Chairman), Hill and Van Rees. The Employee Benefits Committee of Graham held two meetings during 1994.

Other Committees
    Graham's Board of Directors has no standing nominating committee. The Board of Directors itself has performed the functions which would otherwise be performed by a nominating committee. Stockholders may recommend individuals for consideration by the Board as potential nominees by making any such recommendation in writing to the Secretary of the Company, at the Company's address, no later than February 1 preceding any year's Annual Meeting of Stockholders.

Meeting Attendance
    A total of seventeen meetings of the Board of Directors of Graham and of the Committees of the Board were held on twelve dates during 1994 and all directors attended all meetings of the Board and of Committees of which they were members.

Directors' Fees
    No director who is an employee of Graham or a Graham subsidiary receives any remuneration for services as a director.

    Non-employee directors receive an annual fee of $7,600 for service on the Board. They also receive a fee of $950 for each meeting attended of the Board or of any Committee of the Board except that, if the meeting is held by telephone conference call or by unanimous written consent, a $475 fee is paid, and if the Board and/or one or more Committees meet on the same day, a full meeting fee is paid for one meeting and one-half the normal fee is paid for each other meeting. Each of the two non-employee directors who are members of the Executive Committee also receive an annual fee of $7,600 for such service and $950 for each Executive Committee meeting attended.

    These fees reflect a reduction by 5% which, pursuant to action by the Compensation Committee of the Board of Directors, will remain in force for as long as Graham's 5% wage reduction for U.S. employees continues in effect.

    Each director not residing within 50 miles of the place of any meeting is entitled to receive reimbursement for reasonable expenses incurred in attending a meeting.

    Pursuant to the 1989 Stock Option and Appreciation Rights Plan of Graham Corporation ("Option Plan"), each non-employee director of Graham is granted an option to purchase 4,000 shares of Graham's common stock upon becoming a member of the Board of Directors.

EXECUTIVE OFFICERS

    The following table sets forth information regarding executive officers of Graham as of March 1, 1995 and their beneficial ownership of Graham Common Stock.

                    Principal                     Shares Owned      Percent of
                    Occupation       Years of     Beneficially as   Outstanding
Name          Age   Since 1990       Service      of March 1, 1995  Shares

Frederick D.  66    Chairman,        44           241,378(1)        21.6%
 Berkeley           President and
                    Chief Executive
                    Officer
Alvaro Cadena 51    President &      25           9,798(2)          *
                    Chief Operating
                    Officer,
                    Graham
                    Manufacturing
                    Co., Inc.;
                    Vice President
                    of Graham
J. Ronald     47    Chief Financial  2            2,618(3)          *
 Hansen             Officer and
                    Vice President-
                    Finance/Human
                    Resources;
                    previously Vice
                    President-Finance
                    and Chief Financial
                    Officer of Al Tech
                    Specialty Steel Corp.


* Less than 1% of the outstanding shares of common stock.

(1) Includes 10,800 shares which may be acquired within 60 days upon exercise of stock options, 732 shares held by Chemical Bank as trustee for the Employee Stock Ownership Plan Trust ("ESOP Trustee") and allocated to Mr. Berkeley's account as to which Mr. Berkeley has sole voting power but no investment power except in limited circumstances, and 70,425 shares owned jointly as co-trustee of the Graham Retirement Income Plan Trust. Excluded from Mr. Berkeley's shareholdings are 64,678 shares of common stock held by the ESOP Trustee and not allocated to any individual's account, as to which Mr. Berkeley shares voting power and limited investment power with all other ESOP participants.

(2) Includes 7,350 shares that may be acquired within 60 days by exercising stock options and 536 shares held by the ESOP Trustee as to which Mr. Cadena has sole voting power but no investment power except in limited circumstances.

(3) Includes 1,600 shares that may be acquired within 60 days by exercising stock options and 91 shares held by the ESOP Trustee as to which Mr. Hansen has sole voting power but no investment power except in limited circumstances.


    The Company's directors, its executive officers, and any persons holding more than ten percent of the Company's common stock are required to file reports of their ownership of the Company's common stock with the Securities and Exchange Commission (the "SEC"). One report for Mr. Cadena, relating to one event, was filed two days following the date on which it was due. In making this disclosure, the Company has relied solely on written representations of its directors, executive officers and its ten percent holders and copies of the reports that they have filed with the SEC.

COMPENSATION OF EXECUTIVE OFFICERS

The following table (the "Summary Compensation Table") sets forth the annual compensation for services to Graham in all capacities for the past three years for Graham's Chief Executive Officer and the most highly compensated executive officers other than the CEO, whose total salary and bonus exceeded $100,000 and who were serving as executive officers at December 31, 1994. Graham did not pay to any of the named executive officers in 1992, 1993 or 1994 compensation required to be disclosed in columns (e), (f), (g), or (h) of the Summary Compensation Table pursuant to Item 402 of SEC Regulation S-K. Consequently, those columns have been omitted.


                              SUMMARY COMPENSATION TABLE


                              Annual Compensation
(a)                 (b)       (c)            (d)          (i)
Name
and
Principal                                                 All Other
Position            Year      Salary ($)     Bonus ($)    Compensation($)

Frederick D.
 Berkeley           1994      192,760        -0-          68,245(1)
 Chairman,
 President          1993      197,793        15,184(2)    78,656(3)
 and Chief          1992      201,676        -0-          49,124
 Executive
 Officer

Alvaro Cadena       1994      134,285        -0-          14,751(4)
 President &        1993      137,810        26,118(2)    19,878(5)
 Chief Operating    1992      141,978        -0-          4,407
 Officer, Graham
 Manufacturing
 Co., Inc.

(1) Includes $67,000 in premiums paid on term life insurance policies and $1,245 representing the valuation of the shares allocated to the named executive in 1994 pursuant to Graham's ESOP.

(2) Non-cash bonus: 1993 bonus amounts payable to Mr. Berkeley and Mr. Cadena, as well as to all other officers of Graham and its subsidiaries in the U.S. eligible to participate in Graham's Executive Bonus Plan, were paid in Graham common stock, after deduction of the amount withheld for tax, based on the closing price of the stock on the American Stock Exchange on March 15, 1994.

(3) Includes $5,756 paid to the named executive's 401(k) account; $67,000 in premiums paid on term life insurance policies and $5,900 representing the valuation of the shares allocated to the named executive in 1993 pursuant to Graham's ESOP.

(4) Includes a $10,924 premium paid on a term life insurance policy, $1,245 representing the valuation of the shares allocated to the named executive in 1994 pursuant to Graham's ESOP, and $2,582 paid as a 25-year long-term service award.

(5) Includes $5,292 paid to the named executive's 401(k) account; a $10,924 premium paid on a term life insurance policy and $3,662 representing the valuation of the shares allocated to the named executive in 1993 pursuant to Graham's ESOP.
STOCK OPTIONS

    No stock options or stock appreciation rights were granted to any named executive officer in 1994.

    The following table indicates the total number of exercisable and unexercisable stock options held by each executive officer listed below on December 31, 1994, the last day of fiscal year 1994. No options to purchase Common Stock were exercised during 1994 and no stock appreciation rights were granted or outstanding during 1994.


Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

                                               Value of Unexercised
              Number of Unexercised Options    In-the-Money Options
                     at Year-End                      at Year-End
Name          Exercisable    Unexercisable     Exercisable  Unexercisable
Frederick D.
 Berkeley     10,800         -0-               -0-          -0-

Alvaro
 Cadena       7,350          -0-               $2,438       -0-

PENSION PLANS

                              U.S. Retirement Plan Table

Years of Service
Remuneration ($)    15        20        25        30          35

75,000              18,750    24,998    31,253    37,500      37,500
100,000             25,000    33,333    41,670    50,000      50,000
125,000             31,250    41,662    52,088    62,500      62,500
150,000             37,500    49,995    62,505    75,000      75,000
175,000(1)          43,750    58,378    72,923    87,500      87,500
200,000(1)          50,000    66,666    83,333    100,000     100,000
225,000(1)          56,250    74,993    93,758    112,500     112,500
250,000(1)          62,500    83,333    104,167   125,000(2)  125,000(2)


(1) These figures are illustrative only. Under applicable law, $150,000 is the maximum amount of compensation that may be used as the basis for determining pension benefits in calendar year 1994.

(2) These figures are illustrative only. Under applicable law, $118,800 is the maximum that may be paid as an annual pension amount in calendar year 1994.

    The compensation covered by the Retirement Income Plan of Graham Corporation, a defined benefit pension plan for the benefit of eligible domestic employees of Graham and its United States subsidiaries ("U.S. Retirement Plan"), is base salary only, as reported, in the case of Graham Executive Officers, in column (a) of the Summary Compensation Table on page 9.

    The approximate years of creditable service as of December 31, 1994 of each of the individuals named in the Cash Compensation Table who is eligible to participate in the U.S. Retirement Plan are: Mr. Berkeley, 44 years and Mr. Cadena, 25 years.

    The U.S. Retirement Plan Table sets forth straight life annuity amounts without regard to reduction for Social Security benefits; benefits listed in the Table are subject to a deduction of 50% of the eligible employee's estimated primary Social Security benefit.

Employment Contracts
    Mr. Berkeley and Mr. Cadena each have employment contracts with Graham for three-year terms renewable by mutual consent for additional periods. The contracts each have termination provisions which, in certain circumstances, would entitle each of them to payments in amounts exceeding $100,000 upon termination of employment. In some cases, all or a portion of an individual's bonus is payable after termination of employment, depending on contract terms. During 1994, Mr. Berkeley accrued interest on deferred bonus amounts which are payable after termination of employment. At December 31, 1994, the amount of deferred bonus payable to Mr. Berkeley after termination of employment totaled $158,067.

Senior Executive Severance Agreements
    Graham has entered into Senior Executive Severance Agreements with certain of its officers. Among them are the named executive officers, Messrs. Berkeley and Cadena. These agreements, as amended to date, provide that in the event a third person effects a change of control of Graham (defined generally as an acquisition of 25% or more of the outstanding voting shares or a change in the majority of the Board of Directors without the approval of the event causing the change by the Board in office immediately prior to the change), termination of the individual's employment within two years of such a change of control entitles the executive to one dollar less than three years' compensation including bonuses, payable on a monthly basis over three years.

Compensation Committee Interlocks and Insider Participation
    The members of Graham's Compensation Committee who served during the fiscal year ending December 31, 1994 were Directors Armstrong, Bidlack, Hill, Tarnow and Van Rees. Director Cornelius S. Van Rees is Secretary of Graham but receives no compensation for his service as Secretary; Mr. Van Rees participated in the Board's deliberations regarding compensation of all compensated officers of Graham. During fiscal year 1994, Mr. Van Rees was Of Counsel to the law firm Thacher Proffitt & Wood, which provided legal services to Graham in 1994.

Board Compensation Committee Report on Executive Compensation
    The duty of Graham's Compensation Committee is to establish levels of cash compensation and forms and amounts of non-cash compensation for the executive officers of Graham Corporation and subsidiaries. In exercising these functions in 1994, the Committee has continued to follow the principles it established in the first year of its operation:

    to provide a reasonable level of compensation sufficient to attract and retain executive personnel best suited by training, ability, and other relevant criteria for the management requirements of the Company;

    to balance base compensation and incentive compensation for the purpose of motivating executive personnel;

    to determine the extent and method of aligning the financial interest of the Company's executive personnel with the interest of the Company's stockholders in the appreciation of their investment.

    For the second consecutive year, the Committee granted no increases in base salaries for Graham's Chief Executive Officer or other executive officers. Also, the Committee maintained the temporary 5% wage reduction for the CEO and other executive officers that became effective July 1, 1993. In leaving base compensation for this group unchanged, the factor weighted most heavily by the Committee was the desirability of holding down operating costs in 1994.

    Traditionally, Graham's base salaries for the CEO and executive officers have been set somewhat below the mid-range of competitive levels. After two years without base salary increases and more than eighteen months of a reduction in base salary by 5%, base compensation for the CEO and executive officers is now significantly below the median compensation levels for similarly situated executive officers in the industry and region.

    In reaching its decisions regarding executive compensation in 1994, the Committee reviewed a report prepared by an independent consulting firm reviewing and comparing compensation levels of senior management personnel in manufacturing industries in western New York. In addition, the Committee considered information as to compensation levels for officers and senior managers of comparable scope and responsibility in an industry group of comparably sized companies selected by Graham management in consultations with the independent consultants. This industry group included, and the report of the outside consultants referred to compensation paid by, several of the companies in the peer group referred to in the Performance Graph on page 12 of this proxy statement ("Performance Graph Peer Group"). However, the Committee accorded no greater weight to compensation data for Performance Graph Peer Group companies than to data for any other companies in the industry group.

    The Committee took into account the need for the Company to offer compensation within a competitive range, the need to attract management level recruits to the Batavia, New York area and to retain them, as well as management's commitment to the long-term success of the Company. However, these factors, which together with the information provided by the independent consultant were accorded approximately comparable weight in evaluating executive officer compensation, were considered by the Committee to be outweighed by the immediate need to continue to hold down operating costs.

    The Committee determines bonus awards in accordance with the 1989 Executive Bonus Plan of Graham Corporation ("Bonus Plan"). Pursuant to this plan, a target bonus for each eligible officer, representing a percentage of base salary, is recommended to the Committee annually by the CEO; a target bonus for the CEO is determined by the Committee. The actual amount of bonus earned, if any, depends upon the degree of attainment of goals established by the Committee for each year in the following areas: corporate earnings per share, subsidiary return on capital employed and an individual performance goal for each officer ("Adjustment Factors"). For 1994 the Committee established the minimum pre-tax earnings goal at 15% of equity; it established the goal for minimum subsidiary return on capital employed at 20% for Graham Manufacturing Co., Inc. and 15% for Graham Precision Pumps Limited. These determinations were based on the Committee's review of pertinent data in the outside consultant's report, with additional reference to literature in the field and to industry practices for comparably sized companies. The Committee also weighted the Adjustment Factors for 1994 at 40% to 50% for corporate earnings, 30% to 40% for subsidiary earnings and 20% for individual performance goals. Corporate earnings are weighted for the CEO at 100%. This continues the policy of heavier weighting of corporate earnings as compared to prior years and reflects the Committee's desire to emphasize the importance of consolidated corporate results and to provide additional incentive for executive officers for the improvement of corporate-wide performance.

    No bonuses for the CEO or executive officers were paid for 1994.

    No stock options, stock appreciation rights or equity compensation in other forms were granted in 1994.

    This report is furnished by the members of Graham's Compensation Committee:

          Richard M. Armstrong
          Jerald D. Bidlack, Chairman
          Philip S. Hill
          Robert L. Tarnow
          Cornelius S. Van Rees

COMPARATIVE PERFORMANCE BY THE COMPANY

    This section provides a comparison of the cumulative total stockholder return on the Company's Common Stock with the cumulative total stockholder return of (i) a broad equity market index and (ii) a published industry index or peer group over five years. The following chart compares the Common Stock of Graham with (i) the American Stock Exchange Market Value Index (the "AMEX Index) and (ii) a group of public companies, each of which shares a Standardized Industrial Classification code ("SIC Code") with Graham and each of which either competes with Graham as to one or more product lines or one or more market segments ("Selected Peer Group Manufacturers"). The chart assumes an investment of $100 on December 31, 1989 in each of the Common Stock, the stocks comprising the AMEX Index and the stocks of the Selected Peer Group Manufacturers.

Comparison of Five Year Cumulative Total Return Among Graham Corporation Common Stock, AMEX Market Value Index and Selected Peer Group
Manufacturers(1),(2),(3)


                  Comparison of Five Year Cumulative Total Return*

                   Index     Index     Index     Index     Index     Index
                     at        at        at        at        at        at
                 12/31/89  12/31/90  12/31/91  12/31/92  12/31/93  12/31/94

Graham Corp.:       $100      $ 48      $ 57      $ 63      $ 48      $ 46

American Stock
Exchange Market
Value Index:        $100      $ 81      $102      $106      $126      $115

Peer Group:         $100      $108      $121      $130      $128      $143




          * All returns reflect reinvestment of dividends


(1) The total return for each of the Company's Common Stock, the Index and the Selected Peer Group Manufacturers assumes the reinvestment of dividends.

(2) The AMEX Index tracks the aggregate price performance of equity securities of companies traded on the American Stock Exchange. The Company's Common Stock is traded on the AMEX.

(3) The Selected Peer Group Manufacturers consists of the following manufacturing companies: American Precision Industries, Duriron Co., Inc., Paul Mueller Co., and Selas Corp. of America.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors has appointed, subject to ratification by the stockholders, Deloitte & Touche LLP as auditors of Graham for the fiscal year ending December 31, 1995. The appointment was made upon the recommendation and approval of the Audit Committee. The Board of Directors recommends that the stockholders vote "FOR" such ratification.

    A representative of Deloitte & Touche LLP is expected to attend the meeting and be available to answer appropriate questions and will have an opportunity to make a statement if he so desires.

OTHER MATTERS

    Management does not intend to bring any business before the Meeting other than those matters set forth in the preceding Notice of Annual Meeting of Stockholders. Management knows of no other matters to be brought before the Meeting. However, if any other matters should properly come before the Annual Meeting, or at any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy, as the Proxies for the shares represented thereby, to vote on such matters as they, in their discretion, may determine.

STOCKHOLDER PROPOSALS

    Any stockholder wishing to have a proposal considered for inclusion in Graham's Proxy Statement and form of Proxy relating to the 1996 Annual Meeting of Stockholders must, in addition to satisfying other applicable requirements, set forth such proposal in writing and file it with the Secretary of Graham on or before January 12, 1996.

ANNUAL REPORT

    A copy of the Annual Report of Graham containing financial statements for the year ended December 31, 1994, prepared in conformity with generally accepted accounting principles, accompanies this Proxy Statement.

    A copy of Graham's Annual Report on form 10-K is available upon request to the Company.

    The executive offices of Graham are located at 20 Florence Avenue, Batavia, New York 14020.

                                        By Order of the Board of Directors

                                        s\ Cornelius S. Van Rees

                                        Cornelius S. Van Rees
                                        Secretary

ATTACHMENT A - FORM OF PROXY

PROXY 1995
GRAHAM CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Cornelius S. Van Rees and Robert L. Tarnow, or either of them, each with power of substitution, as proxies to attend the Annual Meeting of Stockholders of Graham Corporation to be held at the Industrial Management Council, 930 East Avenue, Rochester, New York on Thursday, May 11, 1995 at 11:00 a.m., and any adjournment thereof, and to vote in accordance with the following instructions the number of shares the undersigned would be entitled to vote if personally present at such meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
NOMINEES AND FOR RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS


1.  Election of Directors from the nominees listed below.

                                     FOR            AGAINST

    Jerald D. Bidlack
    to serve until 1998


    Philip S. Hill
    to serve until 1998


2. Ratification of the appointment of Deloitte & Touche as independent accountants for the fiscal year ending December 31, 1995.

                      FOR                    AGAINST               ABSTAIN



3. In their discretion, to vote upon all other matters as may be properly brought before the meeting.


    This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the election of the nominees and for ratification of the appointment of auditors.

Date:                      , 1995



(Signature or Signatures)

Please sign exactly as name(s) appears on this proxy and return it promptly whether you plan to attend the meeting or not. If you do attend, you may, of course, vote in person. The space below may be used for any questions or comments you may have.

                To help our preparation for the meeting, please check here if you plan to attend.

ATTACHMENT B - FORM OF FOLLOW-UP LETTER


IF YOU HAVE ALREADY SENT IN YOUR PROXY
PLEASE DISREGARD THIS LETTER


TO THE STOCKHOLDERS OF
GRAHAM CORPORATION


A REMINDER

On March 27, 1995, we sent you proxy materials for the Annual Meeting of Stockholders to be held at the Industrial Management Council, 930 East Avenue, Rochester, New York on Thursday, May 11, 1995, at 11:00 a.m.

According to our latest records, we have not yet received your Proxy. If you sent it recently, it may cross this reminder in the mails and you should disregard this letter.

If you have not yet sent us your Proxy, we believe you would like to have your vote cast and therefore enclose a duplicate of the Proxy previously sent to you. For your convenience, we also enclose a postpaid, self-addressed envelope.

Thank you for your cooperation.

                                        Sincerely,

                                        s\ F.D. Berkeley

                                        F.D. BERKELEY
                                        Chairman and Chief
                                        Executive Officer

ATTACHMENT C - VOTING INSTRUCTION FORM FOR EMPLOYEE STOCK OWNERSHIP PLAN
               AND INCENTIVE SAVINGS PLAN


GRAHAM CORPORATION               CONFIDENTIAL VOTING INSTRUCTION



   This Instruction is solicited by the Employee Benefits Committee of Graham Corporation
                 as a named fiduciary for each of the
          EMPLOYEE STOCK OWNERSHIP PLAN OF GRAHAM CORPORATION
                                and the
             INCENTIVE SAVINGS PLAN OF GRAHAM CORPORATION
                        (together, the "Plans")
   For the Annual Meeting of Stockholders to be held on May 11, 1995


     The undersigned Participant, Former Participant or Beneficiary of a deceased Former Participant in one or both of the Plans (the "Instructor") hereby provides the voting instructions hereinafter specified to the Employee Benefits Committee of Graham Corporation (the "Committee"), which instructions shall be taken into account in directing the respective Trustees of the Plans to vote, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock (the "Shares") of Graham Corporation (the "Corporation") which are held by the respective Trustees of the Plans, in their capacities as Trustees, as of March 24, 1995 (the "Record Date") at the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at the Industrial Management Council, 930 East Avenue, Rochester, New York on May 11, 1995 at 11:00 a.m., or at any adjournment thereof.

     As to the nominees and the proposals listed on the reverse side hereof and as more particularly described in the Corporation's Proxy Statement dated March 27, 1995, the Committee will give voting directions to the Trustees of the Plans. Such directions will reflect the voting instructions filed by the Instructor on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Committee dated April 7, 1994.

     As to other matters which may properly come before the Annual Meeting, the Trustees will be instructed to vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

     The instructions set forth on the reverse side hereof will be taken into account as described above in directing the respective Trustees of the Plans how to vote the Shares of the Corporation held by them as of the Record Date in their capacities as Trustees, provided this card is received by William M. Mercer, Inc. by April 28, 1995.

     Please mark, sign and date this voting instruction card on the reverse side and return it in the enclosed envelope.

IF THIS VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION CARD WILL BE DEEMED TO INSTRUCT VOTES "FOR" THE ELECTION OF THE NOMINEES AND "FOR" PROPOSAL 2.


ESOP COMMON            ISP COMMON       PLEASE MARK YOUR CHOICE LIKE
(as of 3/24/95)        (as of 3/31/95)  THIS X IN BLUE OR BLACK INK.

The Board of Directors Recommends a Vote "For" the election of nominees and "For" proposal 2.

1. Election of Directors:           2. Ratification of the appointment
                      FOR  AGAINST     of Deloitte & Touche LLP, as
                                       independent accountants for the
   Jerald D. Bidlack                   fiscal year ending December 31,
                                       1995.
   Philip S. Hill
                                       FOR  AGAINST  ABSTAIN*



3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

                         The undersigned hereby instructs the Committee to direct the Trustees of the respective Plans to vote in accordance with the voting instructions indicated above and hereby acknowledges receipt of the letter from the Committee dated April 7, 1995, a Notice of Annual Meeting of Stockholders of Graham Corporation and a Proxy Statement for the Annual Meeting.

                         Date


                         Signature


                         Signature

                         Please sign exactly as your name appears on this instruction. Each owner of shares held jointly must sign this voting instruction. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate proxies must be signed by an authorized officer.

                         * For purposes of your Incentive Savings Plan
                           Account and the unallocated Shares held by the Employee Stock Ownership Plan, abstention is equivalent to not voting.

ATTACHMENT D - VOTING INSTRUCTION FORM FOR EMPLOYEE STOCK OWNERSHIP PLAN

GRAHAM CORPORATION               CONFIDENTIAL VOTING INSTRUCTION


   This Instruction is solicited by the Employee Benefits Committee of Graham Corporation
                 as a named fiduciary for each of the
          EMPLOYEE STOCK OWNERSHIP PLAN OF GRAHAM CORPORATION ("Plan) For the Annual Meeting of Stockholders to be held on May 11, 1995


     The undersigned Participant, Former Participant or Beneficiary of a deceased Former Participant in one or both of the Plans (the "Instructor") hereby provides the voting instructions hereinafter specified to the Employee Benefits Committee of Graham Corporation (the "Committee"), which instructions shall be taken into account in directing the respective Trustees of the Plans to vote, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock (the "Shares") of Graham Corporation (the "Corporation") which are held by the respective Trustees of the Plans, in their capacities as Trustees, as of March 24, 1995 (the "Record Date") at the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at the Industrial Management Council, 930 East Avenue, Rochester, New York on May 11, 1995 at 11:00 a.m., or at any adjournment thereof.

     As to the nominees and the proposals listed on the reverse side hereof and as more particularly described in the Corporation's Proxy Statement dated March 27, 1995, the Committee will give voting directions to the Trustees of the Plans. Such directions will reflect the voting instructions filed by the Instructor on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Committee dated April 7, 1994.

     As to other matters which may properly come before the Annual Meeting, the Trustees will be instructed to vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

     The instructions set forth on the reverse side hereof will be taken into account as described above in directing the respective Trustees of the Plans how to vote the Shares of the Corporation held by them as of the Record Date in their capacities as Trustees, provided this card is received by William M. Mercer, Inc. by April 28, 1995.

     Please mark, sign and date this voting instruction card on the reverse side and return it in the enclosed envelope.

IF THIS VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION CARD WILL BE DEEMED TO INSTRUCT VOTES "FOR" THE ELECTION OF THE NOMINEES AND "FOR" PROPOSAL 2.


ESOP COMMON            ISP COMMON       PLEASE MARK YOUR CHOICE LIKE
(as of 3/24/95)        (as of 3/31/95)  THIS X IN BLUE OR BLACK INK.

The Board of Directors Recommends a Vote "For" the election of nominees and "For" proposal 2.

1. Election of Directors:           2. Ratification of the appointment
                      FOR  AGAINST     of Deloitte & Touche LLP, as
                                       independent accountants for the
   Jerald D. Bidlack                   fiscal year ending December 31,
                                       1995.
   Philip S. Hill
                                       FOR  AGAINST  ABSTAIN*



3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

                         The undersigned hereby instructs the Committee to direct the Trustees of the respective Plans to vote in accordance with the voting instructions indicated above and hereby acknowledges receipt of the letter from the Committee dated April 7, 1995, a Notice of Annual Meeting of Stockholders of Graham Corporation and a Proxy Statement for the Annual Meeting.

                         Date


                         Signature


                         Signature

                         Please sign exactly as your name appears on this instruction. Each owner of shares held jointly must sign this voting instruction. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate proxies must be signed by an authorized officer.

                         * For purposes of your Incentive Savings Plan
                           Account and the unallocated Shares held by the Employee Stock Ownership Plan, abstention is equivalent to not voting.

ATTACHMENT E - LETTER TO EMPLOYEE STOCK OWNERSHIP PLAN AND INCENTIVE
               SAVINGS PLAN ACCOUNTHOLDERS

Employee Benefits Committee
                                April 7, 1995

Dear Plan Accountholder:

     The Employee Stock Ownership Plan of Graham Corporation
("ESOP") and the Incentive Savings Plan of Graham Corporation
("ISP") have related trusts (the "ESOP Trust" and the "ISP Trust," respectively) which own common stock of Graham Corporation ("Graham"). Chemical Bank, as trustee of the ESOP ("ESOP Trustee") and Manufacturers and Traders Trust Company, as trustee of the ISP ("ISP Trustee") are stockholders of Graham and may vote on matters presented for stockholder action at Graham's 1995 Annual Meeting of Stockholders scheduled to be held on May 11, 1995 ("Annual Meeting").

     The ESOP Trust and the ISP Trust provide that in casting their votes at the 1995 Annual Meeting, the ESOP Trustee and the ISP Trustee are to follow directions given by Graham's Employee Benefits Committee ("Committee"). The Committee in turn follows instructions provided by participants, former participants and beneficiaries of deceased former participants with respect to the Graham common stock allocated to their accounts in the ESOP as of March 24, 1995 and the Company Stock Fund of the ISP ("Company Stock Fund") as of March 31, 1995.

     The records for the ESOP and the ISP indicate that you are among the individuals who may give voting instructions. You may give your instructions by completing and signing the enclosed Confidential Voting Instruction Card ("Instruction Card") and returning it in the envelope provided to William M. Mercer, Inc. The Instruction Card lets you give instructions for each matter expected to be presented for stockholder action at the Annual Meeting. The Committee expects William M. Mercer, Inc. to tabulate the instructions given on a confidential basis and to provide the Committee with only the final results of the tabulation. The final results will be used in directing the ESOP Trustee and the ISP Trustee.

     The voting of the common stock held by the ESOP Trust and the ISP Trust is subject to legal requirements under the Employee Retirement Income Security Act of 1974, as amended. The Committee, in consultation with its legal advisors, considers these requirements in establishing voting instruction procedures and directing the ESOP Trustee and the ISP Trustee how to vote. The remainder of this letter describes the voting procedures which the Committee expects to follow for the 1995 Annual Meeting.

     How your voting instructions counts depends on whether it was anticipated that the matter being voted upon would be presented for stockholder action at the Annual Meeting; whether you had an interest in the ESOP Trust or the Company Stock Fund on the proper date; and how large your interest was, as follows:

Anticipated Proposals

     If Graham Common Stock Was Allocated to Your Account Under the ESOP Trust as of March 24, 1995.

     (a) Allocated Common Stock. In general, the ESOP Trustee will be directed to vote the number of shares of Graham common stock (if any) held by the ESOP Trust and allocated as of March 24, 1995 to your individual account under the ESOP according to the instructions specified on the reverse side of the Instruction
Card. The Instruction Card shows the number of shares of Graham common stock allocated to your individual account under the ESOP Trust as of March 24, 1995. If you do not file the Instruction Card by April 28, 1995 you will be deemed to have instructed the ESOP Trustee to ABSTAIN as to all proposals.


     (b) Unallocated Common Stock. The ESOP Trust holds certain shares of Graham common stock that are not allocated to any individual's account. In general, the ESOP Trustee will be directed to vote the Graham common stock held by the ESOP Trust and not allocated to any individual's account by casting votes FOR or AGAINST each proposal identified on the reverse side of the Instruction Card, in the same proportions as instructions to cast votes FOR or AGAINST such proposal are given with respect to allocated Graham common stock. For purposes of the ESOP, if you do not file the Instruction Card by April 28, 1995 or if you ABSTAIN as to a proposal, your instructions will not count in voting unallocated Graham common stock. Each individual's instructions are weighted according to the number of shares of Graham common stock allocated to all individuals' accounts as of March 24, 1995.

     If You Had an Interest in the Company Stock Fund as of March
31, 1995.

     In general, the ISP Trustee will be directed to vote the Graham common stock held by the Company Stock Fund by casting votes FOR and AGAINST each proposal specified on the reverse side of the Instruction Card in the same proportions as instructions to cast votes FOR and AGAINST such proposal are given by the individuals who are entitled, under the ISP, to give instructions. The instructions given by each individual are weighted according to the value of his respective interest in the Company Stock Fund as of March 31, 1995. The Instruction Card shows the approximate number of shares of Graham common stock (if any) -- and thus the approximate number of votes -- represented by your interest in the Company Stock Fund as of March 31, 1995. For purposes of the ISP, if you do not file the Instruction Card by April 28, 1995 or if you ABSTAIN as to a proposal, your instructions will not count.

Unanticipated Proposals

     It is possible, although very unlikely, that proposals other than those specified on the Instruction Card will be presented for stockholder action at the 1995 Annual Meeting. If this should happen, the ESOP Trustee and the ISP Trustee will be instructed to vote upon such matters in their discretion, or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by them.

     Your interest in the ESOP Trust or in the ISP Trust offers you the opportunity to participate, as do Graham's stockholders, in decisions that affect Graham's future, and we encourage you to take advantage of it. To help you decide how to complete the Instruction Card, enclosed is a copy of the Proxy Statement that is being furnished to all holders of Graham common stock in connection with the 1995 Annual Meeting. Please complete, sign and return your Instruction Card today. Your instructions are important regardless of the size of your interest in the ESOP Trust or in the Company Stock Fund.

     If you have questions regarding the terms of the ESOP or the ISP, or how to complete the Instruction Card, please call J. Ronald Hansen, Vice President-Finance/Human Resources at (716) 343-2216.

                                Sincerely,


                                EMPLOYEE BENEFITS COMMITTEE
                                OF GRAHAM CORPORATION
Enclosure

ATTACHMENT F - FORM OF CERTIFICATE EVIDENCING A BENEFICIAL INTEREST
               IN THE EMPLOYEE STOCK OWNERSHIP PLAN


                  EMPLOYEE STOCK OWNERSHIP PLAN
                               OF
                       GRAHAM CORPORATION



  AN EMPLOYEE BENEFIT PLAN FOR EMPLOYEES OF GRAHAM CORPORATION
                       AND ITS AFFILIATES


                       This Certifies that


                   is the beneficial owner of



 fully paid and non-assessable Shares, par value $.10 per share, of the COMMON STOCK of


                       GRAHAM CORPORATION

        A CORPORATION INCORPORATED UNDER THE LAWS OF THE
                        STATE OF DELAWARE


held for the named individual's benefit by Chemical Bank, as Trustee of the Employee Stock Ownership Plan of Graham Corporation.



s\Cornelius S. Van Rees                s\F.D. Berkeley
Cornelius S. Van Rees                  F.D. Berkeley
Secretary                              President




This Certificate is not a Certificate of Stock issued by Graham
Corporation. A Certificate of Stock representing the Shares described herein has been issued to the Trustee. This Certificate and the interest in Shares represented hereby may not be transferred or assigned by the named individual.